Revenues	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Revenues
16. Revenues
The amounts in the accompanying consolidated statements of operations are analyzed as follows:

	Year ended December 31,
	2018	2019	2020
Time charter revenues	104,099,818	97,249,537	101,837,425
Bareboat revenues	24,646,311	21,764,102	16,876,956
Voyage charter revenues	34,266,082	24,018,198	25,161,401
Other income	1,317,991	1,227,475	1,127,239

Total	164,330,202	144,259,312	145,003,021

The amount of revenue earned as demurrage relating to the Company’s voyage charters for the years ended December 31, 2018, 2019 and 2020 was $4.7 million,
 $2.0
million

and $2.4 million, respectively and is included within “Voyage charter revenues” in the above table.
As of December 31, 2019 and 2020, the Company recognized $118,246 and $309,608, respectively, of contract fulfillment costs which mainly represent bunker expenses incurred prior to commencement of loading relating to the Company’s voyage charters. These costs are recorded in “Other current assets” in the consolidated balance sheets.
As of December 31, 2018, 2019 and 2020, revenues relating to undelivered performance obligations of the Company’s voyage charters amounted to $821,577, $439,135 and $1,353,290, respectively. The Company recognized these amounts as revenues in the first quarters of 2019, 2020 and 2021, respectively.
Four of the time charters entered into in 2014, also grant the charterer an option to purchase the respective vessels during the time charter period, at stipulated prices, decreasing on a pro-rated
basis by a fixed amount per year until the expiration of the time charters in 2022.